Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events

NOTE 12 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, other than as described below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

On January 28, 2021 and on February 18, 2021, the Sponsor agreed to loan the Company $200,000 and $500,000, respectively, for an aggregate of $700,000. The promissory notes (“Notes”) are provided to cover certain expenses related to the business combination. The Notes are non- interest bearing and payable on the earlier of June 30, 2021 or the completion of the Business Combination. As of February 26, 2021, the Company borrowed $300,000 under the Notes.